UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2024
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2024, on the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (the “Company”), the Board increased the authorized number of directors constituting the Board from fourteen to fifteen and appointed David S. Regnery as an independent director to serve on the Board. Mr. Regnery has served as the CEO of Trane Technologies plc (“Trane”) since July 2021 and as Chair of Trane’s Board of Directors since January 2022. Mr. Regnery’s initial term as a director on the Board commenced October 15, 2024 and expires at the Company’s 2025 Annual Meeting of Shareholders. Mr. Regnery was not appointed to any committees of the Board at this time.
As a non-employee director on the Board, Mr. Regnery will be compensated for service as a director in accordance with the Summary of Annual Compensation of L3Harris Technologies, Inc. Non-Employee Directors, effective as of January 1, 2024, filed as Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 24, 2023. There are no transactions in which the Company was or is to be a participant and in which Mr. Regnery had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Regnery is the third independent director that the Company, D. E. Shaw Oculus Portfolios, L.L.C and D. E. Shaw Valence Portfolios, L.L.C. have agreed to be added to the Board, pursuant to their December 2023 cooperation agreement.

Item 7.01 Regulation FD Disclosure.
On October 15, 2024, the Company issued a press release announcing the appointment of Mr. Regnery to the Board. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

 The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release issued by L3Harris Technologies, Inc. on October 15, 2024
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Christoph T. Feddersen
		Name:	Christoph T. Feddersen
Date: October 16, 2024		Title:	Vice President, General Counsel and Secretary

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